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                                                                    EXHIBIT 10.1

                          THIRD AMENDMENT TO LOAN AND
                    SECURITY AGREEMENT AND JOINDER AGREEMENT
                    ----------------------------------------


     This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT AND JOINDER AGREEMENT (the "Amendment") is made and entered into as of August 6, 1999, by and among THE INTERCEPT GROUP, INC., a Georgia Corporation ("InterCept"), INTERCEPT SWITCH, INC., a Georgia Corporation ("ISI"), PROVESA, INC., a Georgia Corporation ("ProVesa"), PROVESA SERVICES, INC., a Georgia Corporation ("PSI") (InterCept, ISI, ProVesa and PSI is each sometimes individually referred to herein as a "Borrower" and collectively as the "Borrowers"), LEV ACQUISITION CORP., a Georgia corporation ("LEV"), DIRECT ACCESS INTERACTIVE, INC., a Georgia corporation ("DAI"), SBS DATA SERVICES, INC., an Alabama corporation ("SBS Data") (LEV, DAI and SBS Data are sometimes referred to herein individually as a "New Borrower" and collectively as the "New Borrowers"), and FIRST UNION NATIONAL BANK, a national banking association ("Bank").

                                 W I T N E S S E T H:
                                 -------------------

     WHEREAS, Borrowers and Bank are party to that certain Loan and Security Agreement, dated as of April 28, 1998 (as the same has been amended from time to time, the "Agreement");

     WHEREAS, Borrowers have requested that Bank (i) increase the maximum principal amount available under the line of credit established in favor of Borrowers pursuant to the Agreement, and (ii) consent to (A) the acquisition by InterCept and DAI through merger transactions (collectively, the "Merger Transactions") of the following companies: L.E. Vickers & Associates, Inc., Data Equipment Services, Inc., Direct Access Interactive, Inc., SBS Corporation and SBS Data Services, Inc. and (B) the related transfers of the proceeds of certain of the Revolving Loans made pursuant to the Agreement in connection with such Merger Transactions;

     WHEREAS, Bank has agreed to (i) increase the maximum principal amount available to Borrowers under the line of credit established in favor of Borrowers pursuant to the Agreement, and (ii) consent to the Merger Transactions, on the condition that Borrowers and New Borrowers enter this Amendment;

     WHEREAS, Borrowers have requested that Bank consent to the transactions described in (i) that certain Letter of Understanding Concerning the Acquisition of the Internet Banking Business of The Bankers Bank, dated July 29, 1999, between InterCept and The Bankers' Bank and (ii) that certain Letter of Understanding Concerning the Acquisition of the Internet Banking Business of TIB The Independent Bankers Bank, dated July 29, 1999, between InterCept and TIB The Independent Bankers Bank (collectively, the "Letters of Understanding");
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     WHEREAS, Bank has agreed to consent to the transactions described in the
Letters of Understanding, provided, that (i) prior to (A) any consummation of
                          --------
the transactions described in the Letters of Understanding, or (B) any change in the ownership of the capital stock of DAI (as described in subsection (ii) of this clause), all of the assets of DAI, other than the assets of DAI related solely to the internet banking business, will be transferred to InterCept for good and valuable consideration pursuant to documents reasonably satisfactory to Bank (which documents will be collaterally assigned by InterCept to Bank), (ii) at such time as InterCept no longer holds at least 50% of the capital stock of DAI, Bank will release its lien in the internet banking assets of DAI in exchange for a pledge of the capital stock of DAI still held by InterCept (which pledge shall occur pursuant to documents reasonably satisfactory to Bank), provided that at the time such pledge takes place InterCept will own at least 20% of the issued and outstanding capital stock of DAI, and (iii) Borrowers and New Borrowers enter into this Amendment;

     WHEREAS, Borrowers and New Borrowers have agreed to enter this Amendment;

     NOW, THEREFORE, for and in consideration of the premises and mutual promises and covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto, intending to be and being legally bound hereby, agree as follows:

     1. Capitalized terms, as used herein, shall have the meaning set forth in the Agreement, unless the context otherwise requires.

     2. Borrowers, New Borrowers and Bank hereby consent and agree to the items set forth in the above-listed recitals.

     3. The preamble of the Agreement is hereby amended by deleting therefrom all references to the number "$20,000,000.00" and inserting in lieu thereof the number "$35,000,000.00."

     4. Section 1.01 of Article I of the Agreement is hereby amended by adding the following phrase to the end thereof "; provided, however, that Direct Access Interactive, Inc. will not be deemed an "Affiliate" hereunder in the event that InterCept ceases to own at least fifty percent (50%) of such entity's capital stock."

     5. Section 2.01(a) of Article II of the Agreement is hereby amended by deleting therefrom the phrase and parenthetical "TWENTY MILLION AND NO/100THS DOLLARS ($20,000,000.00)" and inserting in lieu thereof the phrase and parenthetical "THIRTY-FIVE MILLION AND NO/100THS DOLLARS ($35,000,000.00)."

     6. Section 2.01(d) of Article II of the Agreement is hereby amended by deleting therefrom the date "April 28, 2001" and inserting in lieu thereof the date "June 30, 2002."

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     7. Section 4.02 of Article IV of the Agreement is hereby amended by deleting therefrom the reference to the number "$20,000,000.00" and inserting in lieu thereof the number "$35,000,000.00."

     8. Section 8.07 of Article VIII of the Agreement is here by amended by adding the following phrase to end thereof "and loans to Direct Access Interactive, Inc. for working capital purposes which do not exceed $5,000,000 in the aggregate at any time."

     9. Section 8.08 of Article VIII of the Agreement is hereby amended by deleting therefrom the number "$4,000,000" and inserting in lieu thereof the number "$6,000,000.00."

     10. As a condition to its consent to the Merger Transactions, Bank has required that each New Borrower become obligated to Bank under the terms of the Agreement; therefore, each New Borrower agrees as follows:

          A.   Joinder of New Borrowers.
               ------------------------

               (i) Joinder.  Each New Borrower hereby irrevocably acknowledges
                   -------
               that it is a Borrower within the meaning of, and subject to, the Agreement and that each reference to Borrower or Borrowers in the Agreement shall include each New Borrower. Pursuant to the Agreement, as a Borrower, each New Borrower is a "Maker" under the Revolving Note and is bound by each and every other Loan Document as if a signatory to each such Loan Document on the Closing Date, and each New Borrower shall comply with, and be subject to, all of the terms, conditions, covenants, agreements and obligations set forth in each of the Loan Documents. Each New Borrower acknowledges that it has received a copy of each of the subject Loan Documents and that it has read and understands the terms thereof. Each New Borrower further acknowledges that it has authorized the transactions evidenced hereby and has full corporate power and authority to enter into and become bound to the Loan Documents.

                    (ii) Schedules.  Any amendments to the Schedules required by
                         ---------
               each New Borrower's becoming a Borrower are attached hereto and are hereby incorporated in and made a part of the Schedules to the Loan Agreement.

                    (iii)  Financing Statements and Other Documents.  Each New
                           ----------------------------------------
               Borrower hereby agrees to provide all information, and execute all documents reasonably requested by Bank, in connection with Bank's perfection of the lien created against the assets of each New Borrower pursuant to the terms of the Agreement, including without limitation UCC-1 Financing Statements and Landlord Waiver Agreements. In addition, each

               New Borrower agrees to complete the Perfection Certificate attached hereto as Exhibit "A".
                                  -----------

                    (iv) New Note.  Each Borrower and each New Borrower agrees
                         --------
               to execute and deliver to Bank an amended and restated Revolving Note, substantially in the form of Exhibit "B" attached hereto,
                                                  -----------
               which amended and restated Revolving Note will reflect the amendments contained herein, as well as the joinder of each New Borrower thereto. Upon receipt of the original, fully-executed amended and restated Revolving Note from the Borrowers and the New Borrowers, Bank agrees to return the original Revolving Note to InterCept as stamped "Restated."

     11. From and after the date hereof, the Agreement shall be deemed to mean the Agreement, as amended, and the Revolving Note shall be deemed to mean the amended and restated Revolving Note.

     12. Each Borrower agrees to take all actions requested by Bank in order for Bank to maintain its perfected, first priority lien on the assets of such Borrower following the consummation of the Merger Transactions.

     13. As a condition precedent to the consummation of the transactions contemplated hereby, Borrowers and New Borrowers agree to provide evidence satisfactory to Bank in its sole discretion that the liens and encumbrances listed on Exhibit "C" hereto have been released prior to the date hereof.

     14. As a condition subsequent to the consummation of the transactions contemplated hereby, the documents evidencing each of the Merger Transactions shall be collaterally assigned by the applicable Borrower or New Borrower to Bank as further security for the Obligations. In the event such collateral assignments have not been consummated pursuant to documents reasonably satisfactory to Bank in its discretion within twenty (20) days of the date hereof, a Default shall be deemed to have occurred under the Loan Documents.

     15. Borrowers and New Borrowers hereby agree to pay to Bank an amendment fee in an amount equal to one-half of one percent (0.50%) of $15,000,000.00, which amendment fee shall be due and payable on the date hereof.

     16. Each Borrower and each New Borrower hereby reaffirms each of the agreements, covenants, and undertakings set forth in the Agreement, and each and every other agreement, instrument and document executed in connection therewith or pursuant thereto as if each Borrower and each New Borrower were making said agreements, covenants and undertakings on the date hereof. Specifically, each Borrower and New Borrower represents and warrants that as of the date hereof and provided there are no further adjustments thereto, Borrowers and New Borrowers are

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in full compliance with Article IX of the Agreement following consolidation of the pro forma financial statements of the entities acquired in the Merger Transactions with those of InterCept.

     17. This Amendment represents a modification only and is not, and should not be construed as, a novation.

     18. Except as hereinabove set forth, the Agreement shall remain otherwise unmodified and in full force and effect, and all other documents, instruments and agreements executed in connection therewith or pursuant thereto shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under hand and seal as of the date first above written.

                                       Borrowers:
                                       ---------

Attest:                                THE INTERCEPT GROUP, INC.


   /s/ Scott Meyerhoff                 By:  /s/ Scott Meyerhoff
---------------------------------         -------------------------------
                        Secretary      Title:         CFO
                                             ----------------------------

       [CORPORATE SEAL]


Attest:                                INTERCEPT SWITCH, INC.


  /s/ Scott Meyerhoff                  By:  /s/ Scott Meyerhoff
----------------------------------        -------------------------------
                         Secretary     Title:          CFO
                                             ----------------------------

       [CORPORATE SEAL]



Attest:                                PROVESA, INC.



  /s/ Scott Meyerhoff                  By:  /s/ Scott Meyerhoff
----------------------------------        -------------------------------
                         Secretary     Title:          CFO
                                             ----------------------------

      [Corporate Seal]



Attest:                                PROVESA SERVICES, INC.


  /s/ Scott Meyerhoff                  By:  /s/ Scott Meyerhoff
---------------------------------         -------------------------------
                        Secretary      Title:          CFO
                                             ----------------------------

      [Corporate Seal]

                                       New Borrowers:
                                       -------------

Attest:                                LEV ACQUISITION CORP.


  /s/ Scott Meyerhoff                  By:  /s/ Scott Meyerhoff
-----------------------------             ------------------------------
                    Secretary          Title:          CFO
                                             ---------------------------
      [Corporate Seal]



Attest:                                DIRECT ACCESS INTERACTIVE, INC.


  /s/ Scott Meyerhoff                  By:  /s/ Scott Meyerhoff
------------------------------            ------------------------------
                     Secretary         Title:          CFO
                                             ---------------------------

     [Corporate Seal]



Attest:                                SBS DATA SERVICES, INC.


  /s/ Scott Meyerhoff                  By:  /s/ Scott Meyerhoff
------------------------------            ------------------------------
                     Secretary         Title:           CFO
                                              --------------------------

     [Corporate Seal]


                                       Bank:
                                       ----

                                       FIRST UNION NATIONAL BANK


                                       By:  /s/ Chad A. Brown
                                          ------------------------------
                                       Title:       Bank Officer
                                             ---------------------------

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